2025 Fourth Quarter Results 2026 CEO FORUM Exhibit 99.1

Cautionary Notes and Additional Disclosures 2 DATES AND PERIODS PRESENTED Unless otherwise noted, “20YY” refers to either the corresponding fiscal year-end date or the corresponding 12-months (i.e., fiscal year) then ended. “MMM-YY” refers to either the corresponding quarter-end date, or the corresponding three-month period then ended. CAUTIONARY NOTE REGARDING FORWARD LOOKING STATEMENTS This presentation may contain certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These statements include, but are not limited to, descriptions of the financial condition, results of operations, asset and credit quality trends, profitability, projected earnings, future plans, strategies and expectations of Citizens Community Bancorp, Inc. (“CZWI” or the “Company”) and its subsidiary, Citizens Community Federal, National Association (“CCFBank”) . The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of complying with those safe harbor provisions. Forward- looking statements, which are based on certain assumptions of the Company, are generally identifiable by use of the words “believe,” “expect,” “estimates,” “intend,” “anticipate,” “estimate,” “project,” “on pace,” “seek,” “target,” “potential,” “focus,” “may,” “preliminary,” “could,” “should” or similar expressions. These forward-looking statements express management’s current expectations or forecasts of future events, and by their nature, are subject to risks and uncertainties. Therefore, there are a number of factors that might cause actual results to differ materially from those in such statements. These uncertainties include: conditions in the financial markets and economic conditions generally; the impact of inflation on our business and our customers; geopolitical tensions, including current or anticipated impact of military conflicts; higher lending risks associated with our commercial and agricultural banking activities; future pandemics (including new variants of COVID-19); cybersecurity risks; adverse impacts on the regional banking industry and the business environment in which the Company and the Bank operate; interest rate risk; lending risk; changes in the fair value or ratings downgrades of our securities; the sufficiency of allowance for credit losses; competitive pressures among depository and other financial institutions; disintermediation risk; our ability to maintain our reputation; our ability to maintain or increase our market share; our ability to realize the benefits of net deferred tax assets; our ability to obtain needed liquidity; our ability to raise capital needed to fund growth or meet regulatory requirements; our ability to attract and retain key personnel; our ability to keep pace with technological change; prevalence of fraud and other financial crimes; the possibility that our internal controls and procedures could fail or be circumvented; our ability to successfully execute our acquisition growth strategy; risks posed by acquisitions and other expansion opportunities, including difficulties and delays in integrating the acquired business operations or fully realizing the cost savings and other benefits; restrictions on our ability to pay dividends; the potential volatility of our stock price; accounting standards for credit losses; legislative or regulatory changes or actions, or significant litigation, adversely affecting the Company or Bank; public company reporting obligations; changes in federal or state tax laws; and changes in accounting principles, policies or guidelines and their impact on financial performance. Stockholders, potential investors and other readers are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on such forward-looking statements. Such uncertainties and other risks that may affect the Company's performance are discussed further in Part I, Item 1A, "Risk Factors," in the Company's Form 10-K, for the year ended December 31, 2024, filed with the Securities and Exchange Commission ("SEC") on March 13, 2025, and the Company's subsequent filings with the SEC. The Company undertakes no obligation to make any revisions to the forward- looking statements contained herein or to update them to reflect events or circumstances occurring after the date hereof. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant's historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Non·GAAP financial measures referred to herein include net income as adjusted, EPS as adjusted, ROAA as adjusted, return on average tangible common equity (ROATCE), ROATCE as adjusted, tangible book value, tangible book value per share, efficiency ratio as adjusted and tangible common equity / tangible assets. Reconciliations of all Non·GAAP financial measures used herein to the comparable GAAP financial measures appear in the appendix at the end of this presentation. SOURCE Unless otherwise noted, internal Company documents

Investment Summary Markets EPS expansion, quarterly dividend, and share buyback authorization in place 3 Returns Asset Quality Modest growth markets with diverse industries support steady balance sheet growth Historical charge offs less than 5 bps during the last five years, while maintaining strong ACL reserves Insider Ownership Board and Executive Management, including former chairperson, beneficially own 6% of outstanding shares Balance Sheet Strong capital ratios, solid liquidity and funding to support organic loan growth M & A Fiduciary duty to enhance shareholder value

Performance Objectives Capital Management Credit Financial Performance Culture Exceed 1% ROA and 12% ROATCE through modest organic loan and deposit growth and efficiency ratio in the low to mid 60% range Consumer deposit to business deposit at approximately 50%-50%, broad industry loan exposure, and granularity of individual loan and deposit accounts Minimize net charge offs to less than 5 bps Leadership that engages and empowers colleagues to execute our business strategy with accountability for results 4 Diversification Maintain TCE>8% to support organic loan growth, quarterly dividend and share buybacks, and for M&A activity

Operating Market Overview CZWI Operates in diverse markets within the northwestern region of Wisconsin, metro Twin Cities and the Mankato, Minnesota MSA Source: S&P Global Market Intelligence 0 0 0 0 0 5

$574 $733 $759 $1,177 $1,238 $1,311 $1,412 $1,461 $1,369 $1,353 $1,346 $1,323 $1,340 $558 $743 $747 $1,196 $1,295 $1,388 $1,425 $1,519 $1,488 $1,524 $1,478 $1,481 $1,524 $696 $941 $975 $1,531 $1,649 $1,740 $1,816 $1,851 $1,749 $1,780 $1,735 $1,727 $1,782 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY Mar-25 Jun-25 Sep-25 Dec-25 Franchise Expansion CZWI has transformed the Company from a consumer bank to a commercial bank to strengthen the earnings profile and franchise.  Total Assets Loans Receivable  Total Deposits Source: S&P Global Market Intelligence, company filings 6 July 2019 Assets: $192mm Tomah, WI May 2016 Assets: $154mm Rice Lake, WI 2 Central Bank branches February 2016 Deposits: $27mm Northwestern WI August 2017 Assets: $269mm Wells, MN October 2018 Assets: $269mm Osseo, WI

Values Our six main values are: integrity, commitment, innovation, collaboration, focus, and sustainability. Vision Make more possible for our customers, colleagues, communities, and shareholders! Mission Provide the best products, service, and ideas to our customers every interaction every day. Culture & Engagement 7 2025 2024 20232022 Participation Rate: 95.0%95.1%84.8%91.4% 87.1% 84.0% 80.8% 89.6% 74.1% 87.4% 87.4% 84.2% 76.8% 84.9% 70.2% 90.9% 86.0% 82.9% 82.6% 87.0% 69.4% 87.8% 86.0% 81.4% 82.1% 84.8% 66.5% 89.2% 0.0% 10.0% 20.0% 30.0% 40.0% 50.0% 60.0% 70.0% 80.0% 90.0% 100.0% Overall Role Team Supervisor Compensation Organization Colleague Satisfaction Score 2022 2023 2024 2025 Excellent Target

Pre-Provision Net Revenue (PPNR) 8 Pre-Provision Net Revenue (“PPNR”) is defined as net interest income plus total non-interest income minus total non-interest expense. This measure is a non-GAAP financial measure since it excludes the provision for (recovery of) credit losses included in net income. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. Pre-provision net revenue includes net interest income recognized on the payoff of nonaccrual loans and loans with purchase credit discounts of $0.3 million and $1.1 million for the three-month periods ended September 30, 2025, and June 30, 2025, respectively. Dec-25 Sep-25 Jun-25 Mar-25 Dec-24 Pre-tax income 4,885$ 4,535$ 4,047$ 3,974$ 3,358$ Add back provision for credit losses 200 650 1,350 - - Subtract negative provision for credit losses - - - (250) (450) Pre-Provision Net Revenue 5,085$ 5,185$ 5,397$ 3,724$ 2,908$ (000s) Pre-Provision Net Revenue (PPNR) Quarter Ended

Net Income and Diluted EPS Source: S&P Global Market Intelligence, company filings Net Income as Adjusted and Diluted EPS Income as Adjusted are non-GAAP financial measures, which management believes may be helpful in understanding the Company's results of operations or financial position and comparing results over different periods. Reconciliation of Net Income and Diluted EPS Income as Adjusted to the comparable GAAP financial measure can be found in the appendix of this presentation. These measures should not be viewed as a substitute for operating results determined in accordance with GAAP. 9 $12,725 $21,266 $17,761 $13,059 $13,751 $14,420 $3,197 $3,270 $3,682 $4,271 $12,425 $21,339 $18,500 $13,321 $13,883 $14,420 $3,197 $3,270 $3,682 $4,271 $0 $5,000 $10,000 $15,000 $20,000 $25,000 2020 2021 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 Net Income Net Income Net Income as Adjusted Annual vs. Quarterly $1.14 $1.98 $1.69 $1.25 $1.34 $1.46 $0.32 $0.33 $0.37 $0.44 $1.11 $1.99 $1.76 $1.28 $1.35 $1.46 $0.32 $0.33 $0.37 $0.44 $0.00 $0.50 $1.00 $1.50 $2.00 2020 2021 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 Diluted EPS Diluted EPS Diluted EPS Income as Adjusted Annual vs. Quarterly

Book Value, Tangible Book Value and Core Net Revenue Detail Source: S&P Global Market Intelligence, company filings Tangible book value per share is a non-GAAP measure which management believes may be helpful in assessing capital adequacy. The reconciliation of Tangible book value per share can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. 10 $11.18 $12.90 $12.77 $13.42 $14.69 $14.79 $15.15 $15.71 $16.23 $14.52 $16.27 $16.03 $16.60 $17.94 $18.02 $18.36 $18.95 $19.54 $0.00 $5.00 $10.00 $15.00 $20.00 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY Mar-25 Jun-25 Sep-25 Dec-25 BOOK VALUE AND TANGIBLE BOOK VALUE PER SHARE TANGIBLE BOOK VALUE PER SHARE BOOK VALUE PER SHARE $43,673 $40,532 $41,743 $40,142 $42,306 $42,936 $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 2020 2021 2022 2023 2024 2025 CORE NET REVENUE DETAIL ($000) NET INTEREST INCOME NON-INTEREST INCOME NON-INTEREST EXPENSE $68,703 $69,491 $56,581$58,599 $62,327 $66,799

Quarterly data is annualized for the quarterly 2025 information. Return on average assets as adjusted, return on average tangible common equity (ROATCE) and ROATCE as adjusted are non-GAAP measures, which management believes may be helpful in understanding the underlying business performance trends related to average assets and average tangible equity. Reconciliations of ROAA as adjusted, ROTCE, and ROTCE as adjusted can be found in the appendix of this presentation. These measures should not be viewed as substitutes for operating results determined in accordance with GAAP. Return on Average Assets and Return on Average Tangible Common Equity Source: SEC filings and Company documents 11 0.80% 1.23% 1.00% 0.71% 0.76% 0.82% 0.74% 0.75% 0.84% 0.97% 0.78% 1.24% 1.04% 0.73% 0.77% 0.82% 0.74% 0.75% 0.84% 0.97% 0.00% 0.20% 0.40% 0.60% 0.80% 1.00% 1.20% 1.40% 2020 2021 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 ROAA ROAA ROAA INCOME AS ADJUSTED 12.1% 17.6% 14.4% 10.3% 10.0% 9.9% 9.3% 9.2% 9.8% 11.2% 11.8% 17.6% 14.9% 10.5% 10.1% 9.9% 9.3% 9.2% 9.8% 11.2% 0.0% 5.0% 10.0% 15.0% 20.0% 2020 2021 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 ROATCE ROATCE ROATCE INCOME AS ADJUSTED

Efficiency Ratio, Net Interest Income (NII) and Net Interest Margin (NIM) The efficiency ratio as adjusted is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to non-interest expense. A reconciliation of the efficiency ratio as adjusted to its comparable GAAP financial measure can be found in the appendix of this presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 12 61% 57% 61% 68% 72% 68% 73% 66% 67% 68% 62% 57% 59% 67% 72% 68% 73% 66% 67% 68% 40% 45% 50% 55% 60% 65% 70% 75% 2020 2021 2022 2023 2024 2025 Mar-25 Jun-25 Sep-25 Dec-25 EFFICIENCY RATIO EFFICIENCY RATIO EFFICIENCY RATIO AS ADJUSTED $50,255 $53,667 $56,369 $48,349 $46,474 $51,184 3.40% 3.34% 3.39% 2.81% 2.73% 3.12% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $- $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY NII AND NIM ($000) NET INTEREST INCOME NET INTEREST MARGIN

Citizens Community Bancorp, Inc. Capital Ratios 13 7.7% 7.9% 8.5% 8.9% 9.5% 9.5% 9.8% 9.9% 9.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 LEVERAGE RATIO 10.5% 9.7% 9.7% 10.3% 11.4% 11.3% 11.6% 11.8% 11.6% 0.0% 4.0% 8.0% 12.0% Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 COMMON EQUITY TIER 1 RATIO 14.3% 13.1% 14.0% 14.7% 16.1% 16.0% 16.3% 15.5% 15.3% 0.0% 3.0% 6.0% 9.0% 12.0% 15.0% 18.0% Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 TOTAL CAPITAL RATIO Tangible common equity/tangible assets is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to tangible assets and tangible common equity. A reconciliation of tangible common equity and tangible assets to its comparable financial measure can be found in the appendix of the presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 7.7% 7.9% 7.5% 7.7% 8.5% 8.5% 8.9% 9.1% 8.9% 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Mar-25 Jun-25 Sep-25 Dec-25 TANGIBLE COMMON EQUITY / TANGIBLE ASSETS

CZWI Shares Repurchased and Tangible Common Equity (TCE) as a Percent of Tangible Assets (non-GAAP) Tangible common equity/tangible assets is a non-GAAP measure, which management believes may be helpful in understanding the underlying business performance trends related to tangible assets and tangible common equity. A reconciliation of tangible common equity and tangible assets to its comparable financial measure can be found in the appendix of the presentation. This measure should not be viewed as a substitute for operating results determined in accordance with GAAP. 14 7.7% 7.9% 7.5% 7.7% 8.5% 8.9% 253,431 620,197 128,923 41,646 476,099 385,252 - 100,000 200,000 300,000 400,000 500,000 600,000 700,000 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% 2020 FY 2021 FY 2022 FY 2023 FY 2024 FY 2025 FY SHARES REPURCHASED AND TCE/TANGIBLE ASSETS TCE RATIO SHARES REPURCHASED

Asset Quality 1.38% 1.29% 1.27% 1.57% 1.50% 1.49% 1.59% 1.68% 1.67% 0.00% 0.50% 1.00% 1.50% 2.00% ALLOWANCE FOR CREDIT LOSSES (ACL) - LOANS 0.70% 0.76% 0.70% 0.83% 0.82% 0.82% 0.75% 0.96% 0.94% 0.00% 0.50% 1.00% 1.50% NON-PERFORMING ASSETS (NPA) / ASSETS 15 150% 143% 157% 169% 154% 148% 176% 141% 141% 0% 50% 100% 150% 200% 250% 300% ACL-LOANS / NON-PERFORMING LOANS (NPL) 0.08% 0.01% 0.03% -0.03% 0.01% 0.00% 0.00% -0.02% 0.00% -0.04% -0.02% 0.00% 0.02% 0.04% 0.06% 0.08% 0.10% NET (RECOVERIES) CHARGE-OFFS/AVERAGE LOANS Quarterly data is annualized for the quarterly 2025 information.

Citizens Community Bancorp Inc.

Loan Portfolio



9/30/2016
Consumer
33%
CRE, C&I, Ag. Related, C&D
34%
Residential & HELOC
33%



12/31/2025
Residential & HELOC
9%
Consumer
1%
CRE, C&I, Ag. Related, C&D
90%

($000)	Sep-16	Dec-20	Dec-21	Dec-22	Dec-23	Dec-24	Dec-25
Commercial Real Estate	$54,600	$425,283	$610,214	$630,857	$653,437	$621,251	$596,063
Housing related CRE	$53,475	$204,544	$266,600	$304,022	$325,189	$308,572	$332,733
Commercial & Industrial	$31,001	$116,553	$122,167	$136,013	$121,666	$115,657	$105,907
Ag. Real Estate / Ag. Operating	$42,845	$101,580	$110,083	$116,714	$109,041	$104,130	$102,511
Construction & Development	$16,580	$98,517	$79,520	$102,492	$110,941	$78,489	$75,767
Residential mortgage and Purchased HELOC loans	$187,738	$137,646	$94,861	$108,651	$131,901	$135,297	$123,764
Indirect Consumer Installment	$168,294	$25,851	$15,971	$10,236	$6,535	$3,970	$2,224
Consumer Installment	$19,715	$13,213	$8,874	$7,150	$6,187	$5,012	$3,997
Gross Loans Ex SBA PPP Loans	**$574,248**	**$1,123,187**	**$1,308,290**	**$1,416,135**	**$1,464,897**	**$1,372,378**	**$1,342,966**
SBA PPP Loans	$0	$123,702	$8,755	$0	$0	$0	$0
Total Gross Loans	**$574,248**	**$1,246,889**	**$1,317,045**	**$1,416,135**	**$1,464,897**	**$1,372,378**	**$1,342,966**

(1) Company has no credit card loans.
(2) Company has one $5.5 million NDFI loan, which is the senior loan for the Bank Holding Company of an FDIC insured Bank.
(3) Average loan yield for Q4 2025 was 5.68%

16

Deposit Composition Source: S&P Global Market Intelligence, company filings Non Interest Bearing Demand 8% Interest Bearing Demand 9% MMDA & Savings 34% CDs 49% 17 Non Interest Bearing Demand 17% Interest Bearing Demand 24% MMDA & Savings 36% CDs 23% 9/30/2016 12/31/2025 ($000) Sep-16 Dec-20 Dec-21 Dec-22 Dec-23 Dec-24 Dec-25 Non-interest-bearing demand deposits $45,408 $238,348 $276,631 $284,726 $265,704 $252,656 $264,394 Interest-bearing demand deposits $48,934 $301,764 $396,231 $371,210 $343,276 $355,750 $367,958 Q4 2025 Savings accounts $52,153 $196,348 $222,674 $220,019 $176,548 $159,821 $151,525 Cost of Deposits Money market accounts $137,234 $245,549 $288,985 $323,435 $374,055 $369,534 $392,900 2.12% Certificate accounts $273,948 $313,247 $203,014 $225,334 $359,509 $350,387 $347,322 Total Deposits $557,677 $1,295,256 $1,387,535 $1,424,724 $1,519,092 $1,488,148 $1,524,099 Deposit Composition - Quarter Lookback

$27,565 $30,653 $35,266 $40,904 $51,710 $55,501 $60,212 $61,425 $66,132 $71,270 $69,238 $69,266 $71,404 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 $1,600,000 FY 2016 FY 2017 FY 2018 FY 2019 FY 2020 FY 2021 FY 2022 FY 2023 FY 2024 Mar-25 Jun-25 Sep-25 Dec-25 TOTAL DEPOSITS, WHOLESALE, AND BRANCH DEPOSITS ($000) Wholesale Deposits Branch Deposits Average Branch Deposits 23 27 28 25 2323 22 $557,677 $742,504 $1,007,512 $1,195,702 $1,295,256 $1,519,092 21 $1,523,654 21 $1,478,416$1,488,148 $1,480,554 21 $1,524,099 212520 Branch Deposit Growth & Efficiency Includes branch acquisitions and consolidations 18 20 White Numbers Indicate Branch Count $1,387,535 $1,424,724 Source: S&P Global Market Intelligence, company filings  The number of branches has increased by one since 2016  17 branches purchased  2 branches opened  18 branches closed, consolidated, or sold

Appendix 19

Citizens Community Bancorp Inc.

Net Interest Margin Analysis

($ Dollars in Thousands)	Quarter ended December 31, 2025 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended September 30, 2025 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended June 30, 2025 Average Balance	Interest Income/ Expense	Average Yield/ Rate	Quarter ended March 31, 2025 Average Balance	Interest Income/ Expense	Average Yield/ Rate
Average interest earning assets:												
Cash and cash equivalents	$ 84,678	$ 842	3.94%	$ 62,395	$ 693	4.41%	$ 44,377	$ 493	4.46%	$ 47,835	$ 524	4.44%
Loans receivable	1,329,456	19,034	5.68%	1,342,635	19,759	5.84%	1,353,332	20,105	5.96%	1,363,352	18,602	5.53%
Investment securities	218,205	1,739	3.16%	220,213	1,738	3.13%	223,318	1,735	3.12%	228,514	1,808	3.21%
Non-marketable equity securities, at cost	12,390	156	5.00%	12,373	64	2.05%	12,400	169	5.47%	12,498	169	5.48%
Total interest earning assets	$ 1,644,729	$ 21,771	5.25%	$ 1,637,616	$ 22,254	5.39%	$ 1,633,427	$ 22,502	5.53%	$ 1,652,199	$ 21,103	5.18%
Average interest-bearing liabilities:												
Total deposits	$ 1,233,678	$ 7,998	2.57%	$ 1,233,572	$ 8,220	2.64%	$ 1,237,951	$ 8,287	2.69%	$ 1,258,635	$ 8,597	2.77%
FHLB Advances & Other Borrowings	50,941	708	5.51%	54,389	820	5.98%	61,781	904	5.87%	64,635	912	5.72%
Total interest bearing liabilities	$ 1,284,619	$ 8,706	2.69%	$ 1,287,961	$ 9,040	2.78%	$ 1,299,732	$ 9,191	2.84%	$ 1,323,270	$ 9,509	2.91%
Net interest income		$ 13,065			$ 13,214			$ 13,311			$ 11,594	
Interest Rate Spread			**2.56%**			**2.61%**			**2.69%**			**2.27%**
Net interest margin			**3.15%**			**3.20%**			**3.27%**			**2.85%**

Source: S&P Global Market Intelligence, company filings

20

Interest Rate Risk 21 (1) Assumes an immediate and parallel shift in the yield curve at all maturities. Note: The tables above may not be indicative of future results. Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change +300 bp 6% +300 bp 2% +200 bp 4% +200 bp 2% +100 bp 2% +100 bp 1% -100 bp -4% -100 bp -1% -200 bp -8% -200 bp -4% Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change Change in Interest Rates In Basis Points ("bp") Rate Shock in Rates (1) Percent Change +300 bp -4% +300 bp -8% +200 bp -2% +200 bp -5% +100 bp -1% +100 bp -3% -100 bp -1% -100 bp 2% -200 bp -1% -200 bp 3% December 31, 2024December 31, 2025 December 31, 2024December 31, 2025 Economic Value of Equity (EVE) Net Interest Income Over One Year Horizon

22 Reconciliation of Non-GAAP Financial Measures Reconciliation of GAAP Earnings and Core Earnings (non-GAAP): GAAP pre-tax earnings 17,280$ 28,959$ 23,581$ 18,932$ 17,450$ 17,441$ 3,974$ 4,047$ 4,535$ 4,885$ Merger related costs (1) -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ Branch closure costs (2) 165$ -$ 981$ 380$ 168$ -$ -$ -$ -$ -$ Settlement proceeds (3) (131)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ FHLB borrowings prepayment fee (4) -$ 102$ -$ -$ -$ -$ -$ -$ -$ -$ Net gain on sale of acquired business lines (5) (432)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ Income before provision for income taxes as adjusted (6) 16,882$ 29,061$ 24,562$ 19,312$ 17,618$ 17,441$ 3,974$ 4,047$ 4,535$ 4,885$ Provision for income tax on pre-tax earnings as adjusted (7) 4,457$ 7,722$ 6,062$ 5,991$ 3,735$ 3,021$ 777$ 777$ 853$ 614$ Total provision for income tax as adjusted 4,457$ 7,722$ 6,062$ 5,991$ 3,735$ 3,021$ 777$ 777$ 853$ 614$ Net income as adjusted (non-GAAP) (6) 12,425$ 21,339$ 18,500$ 13,321$ 13,883$ 14,420$ 3,197$ 3,270$ 3,682$ 4,271$ GAAP diluted earnings per share, net of tax 1.14$ 1.98$ 1.69$ 1.25$ 1.34$ 1.46$ 0.32$ 0.33$ 0.37$ 0.44$ Merger related costs, net of tax -$ -$ -$ -$ -$ -$ -$ -$ -$ -$ Branch related costs, net of tax 0.01$ -$ 0.07$ 0.03$ 0.01$ -$ -$ -$ -$ -$ Settlement proceeds (0.01)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ FHLB borrowings prepayment fee -$ 0.01$ -$ -$ -$ -$ -$ -$ -$ -$ Net gain on sale of acquired business lines (0.03)$ -$ -$ -$ -$ -$ -$ -$ -$ -$ Diluted earnings per share, as adjusted, net of tax (non-GAAP) 1.11$ 1.99$ 1.76$ 1.28$ 1.35$ 1.46$ 0.32$ 0.33$ 0.37$ 0.44$ Average diluted shares outstanding 11,161,811 10,726,539 10,513,773 10,470,298 10,262,710 9,906,893 10,000,818 9,997,229 9,920,907 9,719,052 FY 2023FY 2022 Dec-25FY 2020 FY 2021 FY 2025 Mar-25 Jun-25 Sep-25FY 2024

(1) All costs incurred are presented as professional fees and other non-interest expense in the consolidated statement of operations and include costs $0, $0, $0, $0, $0, $0, $0, $0, and $0, for the three months ended December 31, 2025, September 30, 2025, June 30, 2025, March 31, 2025, and years ended December 31, 2024, December 31, 2023, December 31, 2022, December 31, 2021, and December 31, 2020, respectively, which are nondeductible expenses for federal income tax purposes. (2) Branch closure costs include severance pay recorded in compensation and benefits, accelerated depreciation expense and lease termination fees included in occupancy and other costs included in other non-interest expense in the consolidated statement of operations. In addition, other non-interest expense includes costs related to the reduction in valuation of a closed branch office in the fourth quarter of fiscal 2017 and costs associated with three branch closures during the quarter ended December 31, 2020, one branch closure in the quarter ended September 30, 2022, two branch closures in the quarter ended December 31, 2022, and one branch office closure in the quarter ended December 31, 2023. Professional services includes legal costs related to the sale of the Michigan branch included in these Branch closure costs during the quarter ended March 31, 2019. (3) Settlement proceeds includes litigation income from a JP Morgan Residential Mortgage-Backed Security (RMBS) claim. This JP Morgan RMBS was previously owned by the Bank and sold in 2011. (4) The prepayment fee to restructure our FHLB borrowings is included in other non-interest expense in the consolidated statement of operations. (5) Net gain on sale of acquired business lines resulted from (1) the sale of Wells Insurance Agency and (2) the termination and sale of the wealth management business line sales contract acquired in a former acquisition. (6) Pretax net income as adjusted and net income as adjusted are non-GAAP measures that management believes enhances the market’s ability to assess the underlying business performance and trends related to core business activities. (7) Provision for income tax on pre-tax income as adjusted is calculated at our effective tax rate for each respective period presented. 23 Reconciliation of Non-GAAP Financial Measures

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Return on Average Assets (ROAA) as Adjusted

(In thousands except ROAA and ROAA as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-25	Jun-25	Sep-25	Dec-25
Net Income	$ 12,725	$ 21,266	$ 17,761	$ 13,059	$ 13,751	$ 14,420	$ 3,197	$ 3,270	$ 3,682	$ 4,271
Net Income as adjusted	$ 12,425	$ 21,339	$ 18,500	$ 13,321	$ 13,883	$ 14,420	$ 3,197	$ 3,270	$ 3,682	$ 4,271
Average assets	$ 1,594,053	$ 1,722,483	$ 1,775,049	$ 1,836,337	$ 1,808,256	$ 1,749,437	$ 1,763,191	$ 1,745,897	$ 1,735,752	$ 1,751,360
Return on average assets	**0.80%**	**1.23%**	**1.00%**	**0.71%**	**0.76%**	**0.82%**	**0.74%**	**0.75%**	**0.84%**	**0.97%**
Return on average assets as adjusted	**0.78%**	**1.24%**	**1.04%**	**0.73%**	**0.77%**	**0.82%**	**0.74%**	**0.75%**	**0.84%**	**0.97%**

Return on Average Tangible Common Equity (ROATCE) as Adjusted

(In thousands except ROATCE and ROATCE as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-25	Jun-25	Sep-25	Dec-25
Common Equity	$ 160,564	$ 170,866	$ 167,088	$ 173,334	$ 179,084	$ 187,939	$ 180,051	$ 183,462	$ 186,815	$ 187,939
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core Deposit and other intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(800)	(621)	(508)	(395)
Tangible Common Equity (TCE)	$ 123,572	$ 135,470	$ 133,141	$ 140,142	$ 146,607	$ 156,046	$ 147,753	$ 151,343	$ 154,809	$ 156,046
Average Tangible Common Equity	$ 115,313	$ 127,793	$ 131,305	$ 132,409	$ 142,641	$ 150,722	$ 146,083	$ 149,161	$ 152,759	$ 155,320
Net Income	$ 12,725	$ 21,266	$ 17,761	$ 13,059	$ 13,751	$ 14,420	$ 3,197	$ 3,270	$ 3,682	$ 4,271
Intangible amortization, net of tax	1,194	1,171	1,095	521	563	483	144	145	92	99
Tangible Net Income	$ 13,919	$ 22,437	$ 18,856	$ 13,580	$ 14,314	$ 14,903	$ 3,341	$ 3,415	$ 3,774	$ 4,370
Net Income as adjusted	$ 12,425	$ 21,339	$ 18,500	$ 13,321	$ 13,883	$ 14,420	$ 3,197	$ 3,270	$ 3,682	$ 4,271
Intangible amortization, net of tax	1,194	1,171	1,095	521	563	483	144	145	92	99
Tangible Net Income as adjusted	$ 13,619	$ 22,510	$ 19,595	$ 13,842	$ 14,446	$ 14,903	$ 3,341	$ 3,415	$ 3,774	$ 4,370
ROATCE	**12.1%**	**17.6%**	**14.4%**	**10.3%**	**10.0%**	**9.9%**	**9.3%**	**9.2%**	**9.8%**	**11.2%**
ROATCE as adjusted	**11.8%**	**17.6%**	**14.9%**	**10.5%**	**10.1%**	**9.9%**	**9.3%**	**9.2%**	**9.8%**	**11.2%**

Note: All quarterly period ratios are annualized for net income / net income as adjusted.

24

Citizens Community Bancorp Inc.

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio as Adjusted

(In thousands except Efficiency Ratio and Efficiency Ratio as adjusted)

	2020	2021	2022	2023	2024	2025	Mar-25	Jun-25	Sep-25	Dec-25
Non-interest Expense (GAAP)	$ 43,673	$ 40,532	$ 41,743	$ 40,142	$ 42,306	$ 42,936	$ 10,463	$ 10,750	$ 11,051	$ 10,672
Less amortization of intangibles	(1,622)	(1,596)	(1,449)	(755)	(715)	(584)	(179)	(179)	(113)	(113)
Efficiency ratio numerator	42,051	38,936	40,294	39,387	41,591	42,352	10,284	10,571	10,938	10,559
Merger related costs	-	-	-	-	-	-	-	-	-	-
Branch Closure costs	(165)	-	(981)	(380)	(168)	-	-	-	-	-
Audit and financial reporting	-	-	-	-	-	-	-	-	-	-
Prepayment fee	-	(102)	-	-	-	-	-	-	-	-
Efficiency ratio numerator as adjusted	$ 41,886	$ 38,834	$ 39,313	$ 39,007	$ 41,423	$ 42,352	$ 10,284	$ 10,571	$ 10,938	$ 10,559
Non-interest income	$ 18,448	$ 15,824	$ 10,430	$ 10,250	$ 10,107	$ 11,143	$ 2,593	$ 2,836	$ 3,022	$ 2,692
Net interest income	50,255	53,667	56,369	48,349	46,474	51,184	11,594	13,311	13,214	13,065
Add back net losses on debt and equity securiti	-	-	-	-	(856)	-	-	-	(66)	-
Subtract net gains on debt and equity securities	110	1,224	541	459	-	234	10	99	-	191
Efficiency ratio denominator (GAAP)	68,593	68,267	66,258	58,140	57,437	62,093	14,177	16,048	16,302	15,566
Net gain on sale of branch	-	-	-	-	-	-	-	-	-	-
Net gain on sale of acquired business lines	(432)	-	-	-	-	-	-	-	-	-
Settlement proceeds	(131)	-	-	-	-	-	-	-	-	-
Efficiency ratio denominator as adjusted	$ 68,030	$ 68,267	$ 66,258	$ 58,140	$ 57,437	$ 62,093	$ 14,177	$ 16,048	$ 16,302	$ 15,566
Efficiency ratio	**61%**	**57%**	**61%**	**68%**	**72%**	**68%**	**73%**	**66%**	**67%**	**68%**
Efficiency ratio as adjusted	**62%**	**57%**	**59%**	**67%**	**72%**	**68%**	**73%**	**66%**	**67%**	**68%**

Tangible Book Value Per Share (TBVPS) as Adjusted

(In thousands except Shares Outstanding, Book Value and TBVPS)

	2020	2021	2022	2023	2024	2025	Mar-25	Jun-25	Sep-25	Dec-25
Total Stockholders' equity	$ 160,564	$ 170,866	$ 167,088	$ 173,334	$ 179,084	$ 187,939	$ 180,051	$ 183,462	$ 186,815	$ 187,939
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core deposit and intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(800)	(621)	(508)	(395)
Tangible book value (non-GAAP)	$ 123,572	$ 135,470	$ 133,141	$ 140,142	$ 146,607	$ 156,046	$ 147,753	$ 151,343	$ 154,809	$ 156,046
Shares outstanding	11,056,349	10,502,442	10,425,119	10,440,591	9,981,996	9,617,245	9,989,536	9,991,997	9,856,745	9,617,245
Book Value	**$ 14.52**	**$ 16.27**	**$ 16.03**	**$ 16.60**	**$ 17.94**	**$ 19.54**	**$ 18.02**	**$ 18.36**	**$ 18.95**	**$ 19.54**
TBVPS	**$ 11.18**	**$ 12.90**	**$ 12.77**	**$ 13.42**	**$ 14.69**	**$ 16.23**	**$ 14.79**	**$ 15.15**	**$ 15.71**	**$ 16.23**

Tangible Common Equity / Tangible Assets

(In thousands except Tangible Common Equity / Tangible Asets)

	2020	2021	2022	2023	2024	2025	Mar-25	Jun-25	Sep-25	Dec-25
Total Assets	$ 1,649,095	$ 1,739,628	$ 1,816,367	$ 1,851,391	$ 1,748,519	$ 1,781,755	$ 1,779,963	$ 1,735,164	$ 1,726,987	$ 1,781,755
Less: Goodwill	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)	(31,498)
Less: Core deposit and intangibles	(5,494)	(3,898)	(2,449)	(1,694)	(979)	(395)	(800)	(621)	(508)	(395)
Tangible Assets (non-GAAP)	$ 1,612,103	$ 1,704,232	$ 1,782,420	$ 1,818,199	$ 1,716,042	$ 1,749,862	$ 1,747,665	$ 1,703,045	$ 1,694,981	$ 1,749,862
Total Stockhoders' Equity/Total Assets	**9.7%**	**9.8%**	**9.2%**	**9.4%**	**10.2%**	**10.5%**	**10.1%**	**10.6%**	**10.8%**	**10.6%**
Tangible Common Equity / Tangible Assets	**7.7%**	**7.9%**	**7.5%**	**7.7%**	**8.5%**	**8.9%**	**8.5%**	**8.9%**	**9.1%**	**8.9%**

Note: All quarterly period ratios are annualized for net income / net income as adjusted

25

Source: S&P Global Market Intelligence, eauclairedevelopment.com, greatermankato.com, Google Images, US Bureau of Labor Statistics Eau Claire MSA:  Features a broad-based, diverse economy, which is driven by commercial, housing, retail and medical industries. Mankato MSA:  The Mankato market also possesses a broad-based, diverse economy, which is driven by manufacturing, agribusiness, health care and education. Mankato Area EmployersEau Claire Area Employers Market Demographics 26 4.0% 2.1% 2.1% 2.2% 2.5% 2.5% 3.6% 2.0% 1.8% 1.6% 1.9% 2.9% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% Nov-20 Nov-21 Nov-22 Nov-23 Nov-24 Nov-25 MSA Unemployment Rates Eau Claire MSA Mankato MSA

Leadership Team Mr. Stephen M. Bianchi, also known as Steve, has been the Chief Executive Officer and President of Citizens Community Bancorp, Inc. and Citizens Community Federal since June 24, 2016. He has been Chairman of Citizens Community Bancorp, Inc. since October 2018 and Citizens Community Federal National Association. As a banking veteran with 40 years of experience, Mr. Bianchi served in several senior management positions at Wells Fargo Bank and with Associated Bank. He served as the Chief Executive Officer at HF Financial Corp. from October 2011 and its President from April 2010 to May 2015. Mr. Bianchi served as the Chief Executive Officer and President of Home Federal Bank, a subsidiary of HF Financial Corp. from August 2012 to May 2015. He served as the Interim Chief Executive Officer and Interim President of HF Financial Corp. from October 2011 until July 2012. Mr. Bianchi served as Senior Vice President at Associated Bank, where he served as Minnesota Regional President and Minnesota Regional Commercial Banking Manager from July 2006 to April 2010. Before that, he served as Twin Cities Business Banking Manager for Wells Fargo Bank, where he held several other management positions over 14 years. He has been a Director of Citizens Community Bancorp, Inc. since May 25, 2017. He has been a Director of Citizens Community Federal since June 24, 2016. Mr. Bianchi received his B.S. degree in Finance and M.B.A. from Providence College. Stephen M. Bianchi Chairman of the Board President & CEO Mr. James S. Broucek, also known as Jim, has been Chief Financial Officer and Principal Accounting Officer at Citizens Community Bancorp, Inc and Citizens Community Federal since October 31, 2017. He serves as Executive Vice President, CFO, Treasurer, and Secretary of Citizens Community Bancorp, Inc. and of Citizens Community Federal National Association. He served as a Senior Manager of Wipfli LLP (“Wipfli”) from December 2013 to October 2017. Before joining Wipfli, Mr. Broucek held several positions with TCF Financial Corporation (“TCF Financial”) and its subsidiaries from 1995 to 2013, with his last position being Treasurer of TCF Financial. Prior to joining TCF Financial, Mr. Broucek served as the Controller of Great Lakes Bancorp. Mr. Broucek is a banking veteran with 40 years of experience. Mr. Broucek holds a B.A. in mathematics and business administration with a concentration in accounting from Hope College. James S. Broucek Executive VP, CFO Principal Accounting Officer, Treasurer & Secretary 27